UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard Carmel, Indiana 46032
(Address of principal executive offices) (Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Annual Management Incentive Plan Bonus Targets

On April 26, 2005, the Executive Compensation Committee of the Board of Directors of ADESA, Inc. approved the bonus criteria to be used in determining the annual cash bonus payments to executive management for 2005 pursuant to the ADESA, Inc. 2004 Equity and Incentive Plan (the “Plan”).  The Committee previously established Consolidated Income from Continuing Operations (“CIFCO”) and Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) as the objective financial performance measures for 2005.  At the discretion of the Board of Directors, these financial measures are subject to adjustment for certain non-recurring or extraordinary transactions.  Bonus targets for the named executive officers listed below range from 40 percent to 75 percent of base salary.  Actual awards can range from 0 percent to 250 percent of the bonus target based on performance relative to the established financial measures.  The Committee has the discretion to reduce up to 15% of the award determined by the financial measures.  This discretion relates to the assessment of the executive’s achievement on specific strategic goals.

		Target (% of	Bonus Goal Weighting
Name	Title	Base Salary)	CIFCO	EBITDA
David G. Gartzke	Chairman, President and Chief Executive Officer	75%	100%	NA

James P. Hallet	Executive Vice President of ADESA, Inc. and President of ADESA Corporation, LLC	50%	50%	ADESA Corp. 50%

Cameron C. Hitchcock	Executive Vice President and Chief Financial Officer	50%	100%	NA

Bradley A. Todd	Executive Vice President of ADESA, Inc., President of Automotive Finance Corporation and Chief Operating Officer of ADESA Corporation, LLC	50%*	100%*	NA

Brenda J. Flayton	Executive Vice President and Chief Administrative Officer	40%	100%	NA

*  Mr. Todd’s bonus target and bonus target weighting for the first three months of 2005, prior to his promotion to Chief Operating Officer of ADESA Corporation, LLC, is 40 percent of his base salary weighted at 50% CIFCO and 50% EBTDA (earnings before taxes, depreciation and amortization) for Automotive Finance Corporation.

Annual Management Compensation

On April 26, 2005, the Executive Compensation Committee of the Board of Directors approved the annual base salaries, effective June 1, 2005, of the named executive officers listed below after a review of performance and competitive market data.

Name	Title	Base Salary Effective June 1, 2005
David G. Gartzke	Chairman, President and Chief Executive Officer	$625,000

James P. Hallet	Executive Vice President of ADESA, Inc. and President of ADESA Corporation, LLC	$447,000

Cameron C. Hitchcock	Executive Vice President and Chief Financial Officer	$370,000

Bradley A. Todd	Executive Vice President of ADESA, Inc., President of Automotive Finance Corporation and Chief Operating Officer of ADESA Corporation, LLC	$320,000

Brenda J. Flayton	Executive Vice President and Chief Administrative Officer	$265,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2005	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and Chief
Financial Officer